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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K
                                 _______________


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2004
                                 _______________

                            METHODE ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                 0-2816                    36-2090085
     State of Other        Commission File Number         I.R.S. Employer
    Jurisdiction of                                    Identification Number
     Incorporation

                7401 West Wilson Avenue, Chicago, Illinois 60706
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (708) 867-6777

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. Other Events

     On January 22, 2004, the company issued a press release to announce that it intends to take an after tax charge over its remaining 2004 fiscal year of up to $0.12 per share. This charge will include approximately $1.8 million for costs associated with the recently completed merger to eliminate its Class B stock and the unsolicited tender offer for Methode's Class B stock, and up to $2.5 million for the closing of two European manufacturing facilities.

ITEM 7. Financial Statements and Exhibits

(c)      Exhibits

99.1     Methode Electronics, Inc. Press Release issued on January 22, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           METHODE ELECTRONICS, INC.


         Date: January 22, 2004            By: /s/   Douglas A. Koman
                                               ---------------------------------
                                               Douglas A. Koman
                                               Vice President, Corporate Finance